EXHIBIT 24

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of August, 1996.

                                       /s/ IAN D. BAYER
                                           Ian D. Bayer

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of August, 1996.

                                       /s/ DOUGLAS J. BOURNE
                                           Douglas J. Bourne

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

        NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of August, 1996.


                                       /s/ DELO H. CASPARY
                                           Delo H. Caspary

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of August, 1996.


                                       /s/ CHARLES E. CHILDERS
                                           Charles E. Childers

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director and officer of the Company, does hereby appoint R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of August, 1996.


                                       /s/ KARL E. ELERS
                                           Karl E. Elers

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of August, 1996.


                                       /s/ DAVID W. KERR
                                           David W. Kerr

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of August, 1996.


                                       /s/ JAMES W. MCCUTCHEON, Q.C.
                                           James W. Mccutcheon, Q.C.

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of August, 1996.


                                       /s/ MARY MOGFORD
                                           Mary Mogford

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of August, 1996.


                                       /s/ TED H. PATE
                                           Ted H. Pate

                          BATTLE MOUNTAIN GOLD COMPANY

                               POWER OF ATTORNEY

     WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement of Form S-8, with any amendment or amendments and any supplement or supplements thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 519,480 shares of the Company's common stock, par value $0.10 per share, and associated preferred stock purchase rights, pursuant to options granted pursuant to the Combination Agreement effective as of March 11, 1996, between the Company and Hemlo Gold Mines Inc.

     NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Karl E. Elers, R. Dennis O'Connell and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including, without limitation, post-effective amendments and any additional registration statements filed pursuant to Rule 462 under the Act increasing the amount of securities for which registration is being sought) and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of August, 1996.


                                       /s/ WILLIAM A. WISE
                                           William A. Wise